                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.)


  Filed by the Registrant [X]

  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

  [ ] Preliminary Proxy Statement        [ ]   Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
  [X] Definitive Proxy Statement

  [ ] Definitive Additional Materials

  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


IBJ Funds Trust
---------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

  (1) Title of each class of securities to which transaction applies:

---------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

---------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

---------------------------------------------------------------

  (5) Total fee paid:

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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

---------------------------------------------------------------

  (2) Form, schedule or registration statement no.:

---------------------------------------------------------------

  (3) Filing party:

---------------------------------------------------------------

  (4) Date filed:

--------------------------------------------------------------------------------

                                IBJ FUNDS TRUST
                              4400 Computer Drive
                          Westborough, Massachusetts 01581

                         IBJ Blended Total Return Fund
                             IBJ Core Equity Fund
                          IBJ Core Fixed Income Fund

                                              December 21, 1999


Dear Shareholder:

We are writing to you to ask for your vote on two important proposals which directly affect our ability to manage and market the IBJ Funds Trust (the "Funds"). The first proposal asks you to approve a new investment advisory agreement between the Funds and IBJ Whitehall Bank & Trust Co. (the "Adviser') which will increase the contractual advisory fees payable to the Adviser from
 .60% to .85% (in the case of the Core Equity and Blended Total Return Funds), and from .50% to .65% in the case of the Core Fixed Income Fund. The second proposal asks you to adopt a Rule 12b-1 Distribution Plan (the "Plan") which will enable the Funds to make payments to third parties of up to .25% of the value of new assets, which are invested in the Funds pursuant to the Plan.

The importance of updating the Funds' investment advisory fee rate has become a focus of concern in recent years because of the increasing complexity of the domestic equity and fixed income markets, and the increased competition among mutual funds. In this environment, the Adviser must be able to attract and retain quality investment personnel and to capitalize on advances in technology and investment research. We believe that this fee increase is necessary in order for your Funds to maintain and enhance the resources needed to compete effectively with other funds in our peer group.

The Board of Trustees is similarly concerned with the relative lack of growth in the Funds' assets since their inception in 1994. Although, the past five years has been a period of enormous growth for mutual funds generally, our Funds have remained stagnant in size, despite above average investment performance. The Adviser and the Board of Trustees believe that shareholders benefit when funds are growing in size and we believe that adoption of the proposed Plan provides a realistic means for the Funds to attract new investors and grow.

These proposals are being submitted to you only after a great deal of thought and analysis on the part of the Adviser and the Board of Trustees. The Adviser and the Board of Trustees have carefully examined the investment advisory fees, expense ratios, investment performance and distribution plans of hundreds of funds and compared this data to your Funds. The Board of Trustees has concluded that the increased fees, which the Funds will bear if these proposals are adopted, will not cause their expense ratios to rise to uncompetitive levels. Rather, the Board of Trustees and the Adviser believe that adoption of these proposals will significantly enhance the Funds' ability to manage the assets of our existing shareholders and to compete with other funds for new investor assets. The Adviser and the Board of Trustees unanimously recommend that you vote in favor of these proposals.


We urge you to read carefully the more detailed explanation of these proposals in the enclosed proxy statement.


Your vote is important to us. In order for us to obtain a quorum at the meeting, it is important that your shares be represented. Therefore, we urge you to cast your vote on the proposals contained in the Proxy Statement and return a completed proxy card promptly, for each Fund you own, in the enclosed self-addressed return envelope.

Included with this letter are a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided. If you own shares in more than one Fund, there is a separate proxy card for each Fund, and it is essential that you complete, date and sign each enclosed proxy card.


Respectfully submitted,



IBJ Whitehall Bank & Trust Co.

                                IBJ FUNDS TRUST
                              4400 Computer Drive
                       Westborough, Massachusetts  01581

                         IBJ Blended Total Return Fund
                             IBJ Core Equity Fund
                          IBJ Core Fixed Income Fund


December 21, 1999

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the IBJ Blended Total Return Fund, IBJ Core Equity Fund and IBJ Core Fixed Income Fund (each a "Fund" and collectively the "Funds"), each a series of the IBJ Funds Trust (the "Trust"), will be held at the offices of the Trust's administrator at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, at 9:00 a.m. (Eastern time) on January 28, 2000, for the following purposes:

1. To approve a change in the investment advisory agreement, increasing the advisory fees for the Funds.

2.  To approve the implementation of a Rule 12b-1 Distribution
    Plan for the Funds.

3. To transact such other business as may properly come before the meeting, or any adjournment thereof.


Shareholders of record at the close of business on December 7, 1999, are entitled to notice of, and to vote at, the Meeting. IBJ Funds Trust is a Delaware business trust.


Marc A. Schuman
________________
Secretary
IBJ Funds Trust

                                IBJ FUNDS TRUST

                                PROXY STATEMENT
                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 28, 2000

                         IBJ Blended Total Return Fund
                             IBJ Core Equity Fund
                          IBJ Core Fixed Income Fund

INTRODUCTION

This proxy statement is solicited by the Board of Trustees of IBJ Blended Total Return Fund ("Blended Total Return Fund"), IBJ Core Equity Fund ("Core Equity Fund") and IBJ Core Fixed Income Fund ("Core Fixed Income Fund") (each a "Fund" and collectively the "Funds"), each a series of IBJ Funds Trust (the "Trust") for voting at the special meeting of shareholders of the Funds to be held at 9:00 a.m. (Eastern time) on January 28, 2000, at the offices of the Trust's administrator at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about December 22, 1999.

PROPOSALS

Each share of the Funds is entitled to one vote on the Proposals and on each other matter that it is entitled to vote upon at the Meeting.

Each valid proxy that we receive will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to IBJ Funds Trust, or by voting in person at the Meeting.

Each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund for its approval relative to that Fund. The term "majority of the outstanding voting securities" of Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

THE BOARD OF TRUSTEES OF IBJ FUNDS TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

The Board of Trustees of IBJ Funds Trust has fixed the close of business on December 7, 1999 as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, there were the following shares outstanding for each of the Funds:

Fund                        Shares Outstanding
----                        ------------------

Blended Total Return Fund        4,509,724
                                __________

Core Equity Fund                 6,296,931
                                __________

Core Fixed Income Fund           3,678,128
                                __________


SEMI-ANNUAL REPORT

A copy of the Funds' semi-annual report for the period ended May 31, 1999 is available without charge upon request by writing to the Trust at 4400 Computer Drive, Westborough, Massachusetts 01581, or by calling 1-800-99-IBJFD (1-800-994-2533).



PROPOSAL ONE - To approve a new investment advisory agreement, increasing the fees paid by the Funds to the Adviser. A form of the proposed advisory agreement is attached as Exhibit A to this proxy and this summary is qualified in its entirety by reference to Exhibit A.

ADVISER

IBJ Whitehall Bank & Trust Company (the "Adviser") is a wholly-owned subsidiary of the Industrial Bank of Japan, Limited, a commercial bank. As the Funds' adviser, it selects investments and makes investment decisions based on the investment objective and policies of each Fund. The Adviser acts as the investment adviser to a variety of trusts, individuals, institutions and corporations. As of November 30, 1999, the Adviser and its officers exercised investment discretion over accounts with aggregate assets of approximately $7 billion. The principal business address of the Adviser is One State Street, New York, New York 10004. The name of the Adviser was changed from IBJ Schroder Bank & Trust Company to IBJ Whitehall Bank & Trust Company, effective January 1, 1999. The Industrial Bank of Japan does not perform services for the Trust or any of the Funds.

The Adviser provides investment advisory services to the Funds pursuant to an advisory agreement with the Trust (the "Existing Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, the Adviser makes investment decisions for the Funds. The Existing Agreement provides that, as compensation for its services thereunder, the Adviser is entitled to receive from each Fund a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the Existing Agreement.

On December 2, 1999, the Adviser recommended to the Board of Trustees that it approve a new advisory agreement (the "New Agreement") which would increase the advisory fee(s) paid to the Adviser by the Funds. After careful consideration of a variety of factors (see "The Trustees' Considerations" below), the Board of Trustees unanimously approved the New Agreement, subject to approval by a majority of the outstanding voting securities of the Funds at the Meeting. If shareholders vote to approve the New Agreement, the New Agreement will replace the Existing Agreement.

THE LEGAL FRAMEWORK

Section 15(a)(1) of the 1940 Act requires that an investment advisory contract precisely describe all compensation to be paid to an adviser by an investment company. Therefore, in order to increase the advisory fee(s) paid by the Funds to the Adviser, the shareholders of the Funds must approve a New Agreement which specifically states the new advisory fee(s). The Board of Trustees believes that an increase in the advisory fee(s) paid by the Funds is in the best interests of the Funds.

COMPARISON OF THE NEW AGREEMENT AND THE EXISTING AGREEMENT

Furman Selz, Incorporated, as the sole initial shareholder of the Funds, initially approved the Existing Agreement on November 18, 1994.

Under the Existing Agreement, the Adviser is entitled to receive the following advisory fees based on the Funds' average daily net assets:

Fund                            Existing Fees*
----                            -------------

Blended Total Return Fund           0.60%
Core Equity Fund                    0.60%
Core Fixed Income Fund              0.50%

* During the fiscal year ended November 30, 1999, the net advisory fee for Blended Total Return Fund and Core Equity Fund was 0.50% and for Core Fixed Income Fund was 0.40% of the Fund's average net assets, due to a contractual waiver by the Adviser of a portion of its advisory fee. This contractual waiver is no longer in effect, however the Adviser has agreed to continue the waiver on a voluntary basis. This voluntary waiver can be discontinued at any time.

Under the New Agreement, the Proposed Fees paid to the Adviser by the Funds would increase to the following amounts:

Fund                            Proposed Fees
----                            -------------

Blended Total Return Fund           0.85%
Core Equity Fund                    0.85%
Core Fixed Income Fund              0.65%

Other than the change in the advisory fee(s), the terms of the New Agreement will be identical in all material respects to the Existing Agreement. A form of the New Agreement is attached to this Proxy Statement as Exhibit A. The following description of the New Agreement is only a summary. You should refer to Exhibit A for the complete New Agreement.

As is the case under the Existing Agreement, the New Agreement with the Adviser provides that the Adviser, subject to the supervision of the Board of Trustees, will provide investment advisory services to the Funds, including deciding what securities will be purchased and sold by the Funds, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the 1940 Act and the rules thereunder, the governing documents of IBJ Funds Trust, the fundamental policies of the Funds, as reflected in its registration statement, and any policies and determinations of the Board of Trustees.

If approved by shareholders, the New Agreement will continue in effect with respect to the Funds for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board of Trustees or

(2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of a Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Agreement or interested persons of IBJ Funds Trust or of any such party. The New Agreement provides that it may be terminated at any time, without penalty, by either party upon 60 days' written notice, provided that such termination by a Fund shall be directed or approved by a vote of the Board of Trustees, or by a vote of holders of a majority of the shares of a Fund.

The Adviser believes the Proposed Fees are appropriate for the following reasons:


   - the existing advisory fee charged by the Core Equity and Blended Total Return Funds is substantially below the median advisory fee charged by their respective peer funds

   - the investment performance of the Core Equity and Blended Total Return Funds has been significantly better than the mean and median investment performance of their respective peer funds

   - there has been a significant increase in the complexity, competitiveness and costs involved in managing mutual funds, including the IBJ Funds

   - the Proposed Fees will provide the Adviser with the resources necessary to attract and retain high quality investment professionals and to invest in the advanced technology and systems needed to maintain and enhance the present level of service to the Fund's shareholders.


THE TRUSTEES' CONSIDERATIONS

The New Agreement was presented to the Board of Trustees for its consideration at a Board of Trustees' meeting held on December 2, 1999. The full Board of Trustees, including the disinterested Trustees, voted unanimously to approve the New Agreement.

In evaluating the New Agreement, the Board of Trustees reviewed materials furnished by the Adviser and the Trust, including information about the personnel and performance of the Adviser, the profitability of the Adviser and current industry standards.

The Board of Trustees also gave consideration to the relative performance of the Funds under the Adviser, the Adviser's operational and compliance capabilities and the quality of the personnel who work for the Adviser.

The Board of Trustees also considered that, other than the advisory fees, the terms of the New Agreement will remain materially unchanged from those of the Existing Agreement.

The Board of Trustees concluded further that the terms of the New Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Fund and its shareholders.


DISCUSSION

Rationale for the Proposed Fees

 Competition and Costs. The Adviser believes the proposed increase is necessary in light of the increased competition and costs involved in managing a mutual fund.

The growth of mutual funds has led to a significant increase in competition for existing securities. To continue to grow, the fund must compete for assets by seeking to outperform an ever increasing number of funds.

This increased competition has resulted in greater costs to the Adviser in managing the Funds. The Adviser must increasingly invest in technology and personnel to analyze individual companies and industry trends in this growing and rapidly changing high-technology oriented market. The growth in the number of funds has also placed upward pressure on compensation levels for qualified portfolio managers and analysts in this area. To retain and attract high quality professionals, the Adviser must remain competitive in its compensation and benefits structure.

The Adviser receives a co-administration fee from the Funds to reimburse it for providing a variety of administrative functions. However, the co-administration fees, which are .03% of the Funds daily net assets, together with the existing fees, are inadequate to compensate the Adviser for providing its services.

The Adviser does not believe the Existing Fees will over time provide for the appropriate resources to enable it to attract and retain the quality personnel and to provide the advanced technology and systems necessary to maintain and enhance the present level of service and performance to the Funds' shareholders. The Adviser believes the proposed increase in fees would provide the resources necessary to better enable it to address these challenges.

Effect of the Proposed Fees

Set forth below is a table showing the dollar amount of actual investment advisory fee(s) paid during the Funds' fiscal year ended November 30, 1999 under the Existing Agreement and the dollar amount of fees that would have been paid under the New Agreement. The table also shows the differences (expressed as a percentage of the Existing Fees) between the amount that would have been paid under the New Agreement and the amount actually paid under the Existing Agreement. Also set forth below is a comparative fee table showing the amount of fees and expenses paid by the Fund as a percentage of average daily net assets during the fiscal year ended November 30, 1999 and the amount of fees and expenses shareholders would have paid if the New Agreement had been in effect. The figures shown for the Proposed Fees represent the amounts that actually would have been paid under the New Agreement during the 12 months ended November 30, 1999. At November 30, 1999, the Blended Total Return Fund, Core Equity Fund and Core Fixed Income Fund had approximate net assets of $62,000,000 $125,000,000 and $37,000,000 respectively.


                DOLLAR AMOUNT OF INVESTMENT ADVISORY FEES PAID
                     (fiscal year ended November 30, 1999)

                                Existing    Proposed    Percentage
                                   Fee*        Fee      Difference
                                --------    --------    ----------

Blended Total Return Fund       $307,731   $  510,000       66%
Core Equity Fund                $625,555   $1,122,000       79%
Core Fixed Income Fund          $148,014   $  234,000       58%

* Due to contractual waivers and/or expense limitations in place during the fiscal year ended November 30, 1999, the Adviser contractually reduced its fee payable by the fund. Had such contractual waivers and/or expense limitations not been in effect, the existing fees would have been $369,277, $750,665 and $185,017 and the percentage difference would have been 38%, 49% and 26% for the Blended Total Return Fund, Core Equity Fund and Core Fixed Income Fund, respectively.

                            COMPARATIVE FEE TABLES*
                     (fiscal year ended November 30, 1999)

* The Proposed Contract amounts below are based on shareholder approval of Proposal One only. They do not take into account Proposal Two, relating to the approval of a Rule 12b-1 Distribution Plan. For a table that considers the total operating expenses in the event of shareholder approval of both Proposal One and Proposal Two, see "The Effect of Shareholders' Approving Both Proposals" below.

   Annual Fund Operating Expenses (as a percentage of average net assets)

Blended Total Return Fund
                                             Existing             Proposed
                                             Contract             Contract
                                             -----                -----

   Advisory Fee(s)*                          0.60%                0.85%
   Other Expenses                            0.51%                0.51%
                                             ------               -----
  Total Annual Fund Operating Expenses       1.11%                1.36%

 * During the fiscal year ended November 30, 1999, the net advisory fee was 0.50% of the Fund's average net assets due to a contractual waiver by the Adviser of a portion of its advisory fee. This contractual waiver is no longer in effect, however the Adviser has agreed to continue the waiver on a voluntary basis. This voluntary waiver can be discontinued at any time.



Core Equity Fund
                                             Existing             Proposed
                                             Contract             Contract
                                             -----                -----

   Advisory Fee(s)*                          0.60%                0.85%
   Other Expenses                            0.44%                0.44%
                                             -----                -----
   Total Annual Fund Operating Expenses      1.04%                1.29%

 * During the fiscal year ended November 30, 1999, the net advisory fee was 0.50% of the Fund's average net assets due to a contractual waiver by the Adviser of a portion of its advisory fee. This contractual waiver is no longer in effect, however the Adviser has agreed to continue the waiver on a voluntary basis. This voluntary waiver can be discontinued at any time.



Core Fixed Income Fund
                                             Existing             Proposed
                                             Contract             Contract
                                             -----                -----

   Advisory Fee(s)*                          0.50%                0.65%
   Other Expenses                            0.63%                0.63%
                                             -----                -----
   Total Annual Fund Operating Expenses      1.13%                1.28%

 * During the fiscal year ended November 30, 1999, the net advisory fee was 0.40% of the Fund's average net assets due to a contractual waiver by the Adviser of a portion of its advisory fee. This contractual waiver is no longer in effect, however the Adviser has agreed to continue the waiver on a voluntary basis. This voluntary waiver can be discontinued at any time.

Examples*

The following examples help you compare the costs of investing in the Funds under the Existing Agreement and after giving effect to the fee increase reflected in the New Agreement. They assume that: a) you invest $10,000 in a Fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the Funds' operating expenses remain the same.

Blended Total Return Fund

    Number of years you
      own your shares         Existing Contract    Proposed Contract
      ---------------         -----------------    -----------------
          1 year                      $113               $138
          3 years                     $353               $431
          5 years                     $612               $745
          10 years                    $1352              $1635


Core Equity Fund

    Number of years you
      own your shares         Existing Contract    Proposed Contract
      ---------------         -----------------    -----------------

          1 year                      $106               $131
          3 years                     $331               $409
          5 years                     $574               $708
          10 years                    $1271              $1556


Core Fixed Income Fund

    Number of years you
      own your shares         Existing Contract    Proposed Contract
      ---------------         -----------------    -----------------
          1 year                      $115               $130
          3 years                     $359               $406
          5 years                     $622               $702
          10 years                    $1375              $1545

* These expense examples do not take into account the Adviser's current voluntary waiver of a portion of its advisory fees. Had such waivers been included in the calculations, the expenses shown would have been lower.

The effective date of the New Agreement is expected to be February 1, 2000 (the "effective date"). Accordingly, the Proposed Fees will take effect on the effective date if the New Agreement is approved at the meeting of shareholders.

Except for the different fee rates, effective dates and renewal dates, the terms of the Existing Agreement and New Agreement are substantially identical. The form of the New Agreement is attached to this proxy statement as Exhibit A.

--------------------------------------
THE BOARD OF TRUSTEES OF IBJ FUNDS TRUST HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE "FOR" THE PROPOSAL.
--------------------------------------

PROPOSAL TWO - Adoption of a Rule 12b-1 Distribution Plan.


INTRODUCTION

Rule 12b-1 under the 1940 Act (the "Rule"), provides, among other things, that an investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.

On December 2, 1999, the Board of Trustees, including a majority of the "non-interested" Trustees, voted to approve a 12b-1 Plan (the "12b-1 Plan") for the Funds, and directed that the 12b-1 Plan be submitted to the Shareholders of the Funds at the Special Shareholder Meeting, along with a recommendation that the Shareholders approve the 12b-1 Plan.

If the 12b-1 Plan is approved, it will become effective immediately. If the Shareholders do not approve the 12b-1 Plan, the Board of Trustees will consider appropriate action.

DESCRIPTION OF THE 12B-1 PLAN

A form of the 12b-1 Plan is attached as Exhibit B to this proxy and this summary is qualified in its entirety by reference to Exhibit B.

Under the 12b-1 Plan, Provident Distributors, Inc., the Funds' distributor ("the Distributor"), will receive a distribution fee, payable as an expense of the Funds, based on new monies which are invested in the Funds after the effective date of the 12b-1 Plan. The Distributor will then use these fees to pay third parties such as broker-dealers and financial advisers for distribution services. The Distributor will bear all the expenses of providing such services, including the payment of any commissions or distribution fees. The Distributor provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders.

The Distributor may enter into related selling group agreements with various broker-dealers that provide distribution services to investors. The Distributor may provide some of the distribution services. (See "Other Information - -- Underwriter" below.) As part of those selling group agreements, the Distributor may assign some or all of the fees payable under the 12b-1 Plan to the broker-dealers who sell the Funds.

The Funds are sold to the public at net asset value. The Distributor will receive a distribution fee, based on new monies which are invested in the Funds after the effective date of the 12b-1 Plan, payable monthly for as long as the shares are owned, at the annual rate of 0.25% of average daily net assets attributable to the Funds. Under the 12b-1 Plan, for Fund shares sold by broker-dealers and other financial services professionals, the Distributor may assign payment of 12b-1 fees attributable to those Fund shares to the brokers-dealers and other financial services professionals who sold the shares.

The 12b-1 Plan for the Funds will continue in effect for an initial term of one year, and may continue thereafter from year to year if specifically approved at least annually by:

     1.   a majority vote of the Board of Trustees, and
     2. the vote of a majority of the "non interested" Trustees, cast in person at a meeting called for such purpose.

Pursuant to the 12b-1 Plan, the Distributor will prepare reports to the Board of Trustees on a quarterly basis for the Funds showing the amounts paid to the various firms and such other information as from time to time the Board of Trustees may reasonably request.

In approving the 12b-1 Plan, the Board of Trustees determined that there is a reasonable likelihood that the 12b-1 Plan would benefit the Trust, the Funds and their Shareholders. In doing so, the Board of Trustees considered several factors, including that the 12b-1 Plan may:

    (i) increase the Funds assets and benefit the Funds and their shareholders through reduced overall expense ratios,

    (ii) facilitate distribution of the Funds' shares by allowing the Funds to pay third parties for their efforts to distribute the Funds' shares,

    (iii) help maintain the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements by placing the Funds in the same competitive position as its peer funds that offer a 12b-1 Plan; and

    (iv) permit possible economies of scale, such as a reduction in overall expenses, increased Fund subscriptions from third party distribution, and decreased transaction expenses through increased Fund size.


At its meeting on December 2, 1999, the Board of Trustees also considered alternatives to the 12b-1 Plan and the effects of the 12b-1 Plan on the expenses of the Funds. The Board of Trustees discussed at length the advantages and disadvantages of the new 12b-1 Plan as it related to overall Fund expenses and the Board of Trustees considered a number of options with respect to ways in which to minimize the effects of the 12b-1 Plan fees.

During its deliberations, the Board of Trustees solicited information from its legal counsel, underwriter and the Adviser. If the new 12b-1 Plan were approved, fees would then be available to pay for distribution-related expenses. As the assets of the Funds grew, the Funds' operational expenses should decline.

After full deliberation, the Board of Trustees unanimously approved the Funds' adoption of the 12b-1 Plan, subject to Shareholder approval of the 12b-1 Plan.


                            COMPARATIVE FEE TABLES*
                     (fiscal year ended November 30, 1999)

* The Proposed Contract amounts below are based on shareholder approval of Proposal Two only. They do not take into account Proposal One, relating to the increase in advisory fees. For a table which considers the total operating expenses in the event of shareholder approval of both Proposal One and Proposal Two, see "The Effect of Shareholders' Approving both Proposals" below.

        Annual Fund Operating Expenses (as a percentage of average net assets)

Blended Total Return Fund
                                             Existing        Proposed
                                             Expenses        Expenses
                                             --------        --------

   Advisory Fee(s)*                          0.60%           0.60%
   Distribution and Service (12b-1) Fee      0.00%           0.25%
   Other Expenses                            0.51%           0.51%
   Less fees waived and/or Expense
    Limitations                              0.00%           0.15%**
                                             -----           -----
   Total Annual Fund Operating Expenses      1.11%           1.21%

  * During the fiscal year ended November 30, 1999, the net advisory fee was 0.50% of the Fund's average net assets due to a contractual waiver by the Adviser of a portion of its advisory fee. This contractual waiver is no longer in effect, however the Adviser has agreed to continue the waiver on a voluntary basis. This voluntary waiver can be discontinued at any time.

 ** The Distributor has agreed to contractually limit its Rule 12b-1 fee to 0.10% of average daily net assets until January 28, 2001.


Core Equity Fund
                                             Existing        Proposed
                                             Expenses        Expenses
                                             --------        --------
   Advisory Fee(s)*                          0.60%           0.60%
   Distribution and Service (12b-1) Fee      0.00%           0.25%
   Other Expenses                            0.44%           0.44%
   Less fees waived and/or Expense
    Limitations                              0.00%           0.17%**
                                             -----           -----
   Total Annual Fund Operating Expenses      1.04%           1.12%

  * During the fiscal year ended November 30, 1999, the net advisory fee was 0.50% of the Fund's average net assets due to a contractual waiver by the Adviser of a portion of its advisory fee. This contractual waiver is no longer in effect, however the Adviser has agreed to continue the waiver on a voluntary basis. This voluntary waiver can be discontinued at any time.

 ** The Distributor has agreed to contractually limit its Rule 12b-1 fee to 0.08% of average daily net assets until January 28, 2001.


Core Fixed Income Fund
                                             Existing        Proposed
                                             Expenses        Expenses
                                             --------        --------

 Advisory Fee(s)*                            0.50%           0.50%
 Distribution and Service (12b-1) Fee        0.00%           0.25%
 Other Expenses                              0.63%           0.63%
 Less fees waived and/or Expense
  Limitations                                0.00%           0.16%**
                                             -----           -----
 Total Annual Fund Operating Expenses        1.13%           1.22%

  * During the fiscal year ended November 30, 1999, the net advisory fee was 0.40% of the Fund's average net assets due to a contractual waiver by the Adviser of a portion of its advisory fee. This contractual waiver is no longer in effect, however the Adviser has agreed to continue the waiver on a voluntary basis. This voluntary waiver can be discontinued at any time.

 ** The Distributor has agreed to contractually limit its Rule 12b-1 fee to 0.09% of average daily net assets until January 28, 2001.

    Examples**

The following examples help you compare the costs of investing in the Funds under the current expense structure and after giving effect to the adoption of the 12b-1 Plan. They assume that: a) you invest $10,000 in a Fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the Funds' operating expenses remain the same except for the expiration of contractual waivers.


Blended Total Return Fund

      Number of years you
      own your shares         Existing Expenses    Proposed Expenses
      ---------------         -----------------    -----------------
      1 year*                 $113                 $123
      3 years                 $353                 $384
      5 years                 $612                 $665
      10 years                $1,352               $1,466

* The Distributor has agreed to contractually limit its Rule 12b-1 fee to 0.10% of average daily net assets until January 28, 2001.

Core Equity Fund

      Number of years you
      own your shares         Existing Expenses    Proposed Expenses
      ---------------         -----------------    -----------------
      1 year*                 $106                 $114
      3 years                 $331                 $356
      5 years                 $574                 $617
      10 years                $1,271               $1,363

* The Distributor has agreed to contractually limit its Rule 12b-1 fee to 0.08% of average daily net assets until January 28, 2001.

Core Fixed Income Fund

      Number of years you
      own your shares         Existing Expenses    Proposed Expenses
      ---------------         -----------------    -----------------
      1 year                  $115                 $124
      3 years                 $359                 $387
      5 years                 $622                 $670
      10 years                $1,375               $1,477

 * The Distributor has agreed to contractually limit its Rule 12b-1 fee to 0.09% of average daily net assets until January 28, 2001.

** These expense examples do not take into account the Adviser's current voluntary waiver of a portion of its advisory fees in the amount of 0.10% of the Funds' average net assets. Had such waivers been included in the calculations, the expenses shown would have been lower.

THE EFFECT OF SHAREHOLDERS' APPROVING BOTH PROPOSALS

If both Proposals were to be approved by the shareholders, the fee structure for the Funds ("Proposed Structure"), as compared to their current fee structure ("Existing Structure"), would be as follows.

Blended Total Return Fund
                                             Existing    Proposed
                                             Expenses    Expenses
                                             ---------   ---------
   Advisory Fee(s)*                           0.60%       0.85%
   Distribution and Service (12b-1) Fee       0.00%       0.25%
   Other Expenses                             0.51%       0.51%
   Less fees waived and/or Expense
    Limitations                               0.00%       0.15%**
                                             ------       -------
   Total Annual Fund Operating Expenses       1.11%       1.46%

  * During the fiscal year ended November 30, 1999, the net advisory fee was 0.50% of the Fund's average net assets due to a contractual waiver by the Adviser of a portion of its advisory fee. This contractual waiver is no longer in effect, however the Adviser has agreed to continue the waiver on a voluntary basis. This voluntary waiver can be discontinued at any time.

 ** The Distributor has agreed to contractually limit its Rule 12b-1 fee to 0.10% of average daily net assets until January 28, 2001.

Core Equity Fund
                                             Existing    Proposed
                                             Expenses    Expenses
                                             --------    --------
   Advisory Fee(s)*                           0.60%       0.85%
   Distribution and Service (12b-1) Fee       0.00%       0.25%
   Other Expenses                            0.44%       0.44%
   Less fees waived and/or Expense
    Limitations                               0.00%       0.17%**
                                             --------    --------
   Total Annual Fund Operating Expenses       1.04%       1.37%

  * During the fiscal year ended November 30, 1999, the net advisory fee was 0.50% of the Fund's average net assets due to a contractual waiver by the Adviser of a portion of its advisory fee. This contractual waiver is no longer in effect, however the Adviser has agreed to continue the waiver on a voluntary basis. This voluntary waiver can be discontinued at any time.

 ** The Distributor has agreed to contractually limit its Rule 12b-1 fee to 0.08% of average daily net assets until January 28, 2001.

Core Fixed Income Fund
                                            Existing   Proposed
                                            Expenses   Expenses
                                            ---------  ---------
     Advisory Fee(s)*                        0.50%      0.65%
     Distribution and Service (12b-1) Fee    0.00%      0.25%
     Other Expenses                          0.63%      0.63%
     Less fees waived and/or Expense
      Limitations                            0.00%      0.16%**
                                             ----       ----
     Total Annual Fund Operating Expenses    1.13%      1.37%

* During the fiscal year ended November 30, 1999, the net advisory fee was 0.40% of the Fund's average net assets due to a contractual waiver by the Adviser of a portion of its advisory fee. This contractual waiver is no longer in effect, however the Adviser has agreed to continue the waiver on a voluntary basis. This voluntary waiver can be discontinued at any time.

 ** The Distributor has agreed to contractually limit its Rule 12b-1 fee to 0.09% of average daily net assets until January 28, 2001.

Examples**

The following examples help you compare the costs of investing in the Funds under the current expense structure and after giving effect to the fee increases reflected in the New Agreement and the adoption of the 12b-1 Plan. They assume that: a) you invest $10,000 in a Fund for the time periods shown b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the Funds' operating expenses remain the same except for the expiration of contractual waivers.

Blended Total Return Fund

Number of years you                          Existing        Proposed
own your shares                              Expenses        Expenses
---------------                              --------        --------
 1 year*                                       $113            $149
 3 years                                       $353            $462
 5 years                                       $612            $797
10 years                                     $1,352          $1,746

* The Distributor has agreed to contractually limit its Rule 12b-1 fee to 0.10% of average daily net assets until January 28, 2001.

Core Equity Fund

Number of years you                          Existing        Proposed
own your shares                              Expenses        Expenses
---------------                              --------        --------
 1 year*                                       $106            $139
 3 years                                       $331            $434
 5 years                                       $574            $750
10 years                                     $1,271          $1,646

* The Distributor has agreed to contractually limit its Rule 12b-1 fee to 0.08% of average daily net assets until January 28, 2001.

Core Fixed Income Fund

Numbers of years you                         Existing        Proposed
own your shares                              Expenses        Expenses
---------------                              --------        --------
 1 year*                                       $115            $139
 3 years                                       $359            $434
 5 years                                       $622            $750
10 years                                     $1,375          $1,646

* The Distributor has agreed to contractually limit its Rule 12b-1 fee to 0.09% of average daily net assets until January 28, 2001.

**These expense examples do not take into account the Adviser's current voluntary waiver of a portion of its advisory fees in the amount of 0.10% of the Funds' average net assets. Had such waivers been included in the calculations, the expenses shown would have been lower.

-------------------------------------
THE BOARD OF TRUSTEES OF IBJ FUNDS TRUST HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE "FOR" THE PROPOSALS.
-------------------------------------

OTHER INFORMATION

UNDERWRITER.

The Distributor is the principal underwriter of the Funds pursuant to a Distribution Agreement dated December 1, 1999. Prior to December 1, 1999, First Data Distributors, Inc. served as the Funds' distributor. Prior to March 1, 1998, IBJ Funds Distributor, Inc. served as the Funds' distributor. The Distributor offers the Funds' shares to the public on a continuous basis.

The Trust has entered into an Administration Agreement (the "Administration Agreement") with PFPC Inc. ("PFPC"). PFPC provides administrative services necessary for the operation of the Funds.

MISCELLANEOUS

General

The Trust Instrument of IBJ Funds Trust provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of the Fund entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if one-third or more of the shares of the Fund are represented. If a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Adviser, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, the Company and/or the Adviser may retain a firm to solicit proxies on behalf of the Board of Trustees, the fee for which will be borne by the Adviser.

Other Matters To Come Before The Meeting

The Board of Trustees of the Trust is not aware of any matters that will be presented for action at the Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

Jylanne Dunne
________________________________

President
IBJ Funds Trust

                                                                       EXHIBIT A

                      MASTER INVESTMENT ADVISORY CONTRACT


                                IBJ FUNDS TRUST



                                                               January 28, 2000


IBJ Whitehall Bank & Trust Company
One State Street
New York, New York 10004

Dear Sirs or Madams:

         This will confirm the agreement between IBJ Funds Trust (the "Trust") and IBJ Whitehall Bank & Trust Company (the "Adviser") as follows:

         1. DEFINITIONS AND DELIVERY OF DOCUMENTS. The Trust has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust's shares of beneficial interest may be classified into series in which each series represents the entire undivided interests of a separate portfolio of assets. For all purposes of this Contract, a "Fund" shall mean a separate portfolio of assets of the Trust with respect to which the Trust has entered into an Investment Advisory Contract Supplement, and a "Series" shall mean the series of shares of beneficial interest representing undivided interests in a Fund. All references herein to this Contract shall be deemed to be references to this Contract as it may from time to time be supplemented by Investment Advisory Contract Supplements. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions specified in the Trust's Certificate of Trust, dated August 25, 1994 (the "Certificate of Trust"), and the Prospectus or Prospectuses (the "Prospectus") relating to the Trust and the Funds included in the Trust's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly.

         2. INVESTMENT ADVISORY AND MANAGEMENT SERVICES. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments, of both a macroeconomic and microeconomic character, concerning, among other things, interest rate trends, portfolio composition, credit conditions of both a general and special nature and the average maturity of the portfolio of each Fund.

         (b) The Adviser shall also provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Funds.

Administrative services provided by the Adviser shall include (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Trust and each of the Funds, (ii) the compilation of statistical and research data required for the preparation of periodic reports and statements of each of the Funds which are distributed to the Trust's officers and Board of Trustees, (iii) the compilation of information required in connection with the Trust's filings with the Securities and Exchange Commission and (iv) such other services as the Adviser shall from time to time determine, upon consultation with the Administrator, to be necessary or useful to the administration of the Trust and each of the Funds.

         (c) As a manager of the assets of each Fund, the Adviser shall make investments for the account of each Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions of each such Fund set forth in the Trust's Declaration of Trust, the Prospectus of each such Fund, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees. The Adviser shall advise the Trust's Officers and Board of Trustees, at such times as the Board of Trustees may specify, of investments made for each of the Funds and shall, when requested by the Trust's officers or Board of Trustees, supply the reasons for making particular investments.

         (d) The Adviser, subject to and in accordance with any directions which the Trust's Board of Trustees may issue from time to time, shall place, in the name of the Funds, orders for the execution of the Fund's securities transactions. When placing such orders the Adviser shall generally seek to obtain the best net price and execution for the Funds, but this requirement shall not be deemed to obligate the Adviser to place any order solely on the basis of obtaining the lowest commission rate or spread if the other standards set forth below have been satisfied. The parties recognize that there are likely to be many cases in which different brokers or dealers are equally able to provide such best price and execution and that, in selecting among such brokers or dealers with respect to particular trades, it is desirable to choose those brokers or dealers who furnish research, statistics, quotations and other information to the Funds and the Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board of Trustees determines that the Funds will benefit, directly or indirectly, by doing so, the Adviser may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

         Accordingly, the Trust and the Adviser agree that the Adviser shall select brokers for the execution of the Funds' transactions from among those brokers and dealers who provide quotations and other services to the Funds, specifically including the quotations necessary to determine the Funds' net assets, in such amount of total brokerage as may reasonably be required in light of such services; and those brokers and dealers who supply research, statistical and other data to the Adviser or its affiliates which the Adviser or its affiliates may lawfully and appropriately use in their investment advisory capacities, which relate directly to securities, actual or potential, of the Funds, or which place the Adviser in a better position to make decisions in connection with the management of the Funds' assets and securities, whether or not such data may also be useful to the Adviser and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

         (e) The Adviser shall render regular reports to the Trust, not more frequently than quarterly, of how much total business for the Funds' portfolio transactions has been placed by the Adviser with brokers or dealers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

         (f) The Adviser agrees that no investment decision will be made or influenced by a desire to direct portfolio transactions for allocation in accordance with the foregoing, and that the right to make such allocation shall not interfere with the Adviser's paramount duty to obtain the best net price and execution for the Funds.

         (g) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

         3. EXPENSES. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist in performing its obligations under this Contract and (ii) provide all advisory services, equipment, facilities and personal necessary to perform its obligations under this Contract.

         The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Administrator or the Adviser or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including for keeping books and accounts and calculating the net asset value of shares of each Series, transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale the Trust's shares of beneficial interest; expenses of preparing and printing share certificates, prospectuses, shareholders' reports, notices, proxy statements and reports to regulatory agencies; the cost of office supplies; travel expenses of all officers, trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses).

         4. LIMITATION OF LIABILITY OF ADVISER. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, PROVIDED that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

         5. COMPENSATION OF THE ADVISER. In consideration of the services to be rendered, facilities furnished and expenses paid or assumed by the Adviser under this Contract, the Trust shall pay the Adviser a fee with respect to each Fund in accordance with the applicable Investment Advisory Contract Supplement. Fees under this Contract will begin to accrue on the first day of a Fund's operations.

         If the fees payable to the Adviser pursuant to this paragraph 5 and the applicable Investment Advisory Contract Supplement begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, "business day" means each weekday except those holidays on which the Federal Reserve Bank of New York, the New York Stock Exchange (the "Exchange") or the Adviser are closed. Currently, those holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

         6. LIMITATION OF EXPENSES PAID BY THE FUNDS. The limitation of expenses for each Fund is set forth in the applicable Investment Advisory Contract Supplement.

         7. DURATION AND TERMINATION OF THIS CONTRACT. This Contract

and any Investment Advisory Contract Supplement, shall become effective with respect to a Fund on the date specified in the Supplement and shall thereafter continue in effect PROVIDED, that this Contract shall continue in effect with respect to a Fund for a period of more than two years from such date specified in the Supplement only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. If this Contract is terminated with respect to any Fund, it shall nonetheless remain in effect with respect to any remaining Funds. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         8. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Contract shall be effective until approved by (a) the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party, and (b) with respect to any Fund affected by such change, waiver, discharge or termination, by the vote of a majority of the outstanding voting securities of the Series relating to such Fund, PROVIDED that no approval shall be required pursuant to this clause
(b) in respect of an Investment Advisory Contract Supplement entered into to add a Fund to those covered by this Contract (or any amendment or termination of such Supplement) by the holders of the outstanding voting securities of any Series other than that of such Fund.

         9. OTHER ACTIVITIES OF THE ADVISER. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         10. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Declaration of the Trust has been filed with the Secretary of State of the State of Delaware. The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property shall be bound.

         The Trust recognizes that from time to time directors, officers and employees of the Adviser may serve as trustees, directors, officers and employees of other business trusts and corporations (including other investment companies) and that such other entities may include the name "IBJ" as part of their name, and that the Adviser or its affiliates may enter into investment advisory or other agreements with such other entities. If the Adviser ceases to act as investment adviser to the Trust and its Funds, the Trust agrees that, upon the instruction of the Adviser, the Trust will take all necessary action to change the names of the Trust and the Funds to names not including "IBJ" in any form or combination of words.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser please so indicate by signing and returning to the Trust the enclosed copy hereof.

                         Very truly yours,

                         IBJ FUNDS TRUST

                         By: ___________________________
                         Title:

ACCEPTED:

IBJ WHITEHALL BANK & TRUST COMPANY



By: _______________________
Title:

                         IBJ BLENDED TOTAL RETURN FUND
                             IBJ CORE EQUITY FUND
                          IBJ CORE FIXED INCOME FUND
                       Each A SERIES OF IBJ FUNDS TRUST



                                                                January 28, 2000

                                                     As amended ________________

                                                To be effective ________________



IBJ Whitehall Bank & Trust Company
One State Street
New York, New York 10004


                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT



Dear Sirs or Madams:

        This will confirm the agreement between IBJ Funds Trust (the "Trust") and IBJ Whitehall Bank & Trust Company (the "Adviser") as follows:

        IBJ Blended Total Return Fund, IBJ Core Equity Fund and IBJ Core Fixed Income Fund (each a "Fund" and collectively, "the Funds") are series portfolios of the Trust which has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust and the Adviser have entered into a Master Investment Advisory Contract, dated November 18, 1994 (as from time to time amended and supplemented, the "Master Advisory Contract"), pursuant to which the Adviser has undertaken to provide or make provision for the Trust for certain investment advisory and management services identified therein and to provide certain other services, as more fully set forth therein. Certain capitalized terms used without definition in this Investment Advisory Contract Supplement have the meaning specified in the Master Advisory Contract.

        The Trust agrees with the Adviser as follows:

        1. ADOPTION OF MASTER ADVISORY CONTRACT. The Master Advisory Contract is hereby adopted for the Funds. Each Fund shall be one of the "Funds" referred to in the Master Advisory Contract; and its shares shall be a "Series" of shares as referred to therein.

        2. PAYMENT OF FEES. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as provided in the Master Advisory Contract and herein, each Fund shall pay a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of each Fund during the preceding month, at the annual rate of 0.85%, 0.85% and 0.65% for the IBJ Blended Total Return Fund, IBJ Core Equity Fund and IBJ Core Fixed Income Fund, respectively.

        If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                     Very truly yours,

                     IBJ BLENDED TOTAL RETURN FUND
                     IBJ CORE EQUITY FUND
                     IBJ CORE FIXED INCOME FUND,
                     each a Series of IBJ Funds Trust



                     By:
                         ---------------------
                     Title:


The foregoing Contract
is hereby agreed to as of
the date hereof:

IBJ WHITEHALL BANK & TRUST COMPANY



By:
    --------------------
Title:

                                                                       EXHIBIT B

          RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT (SERVICE CLASS)

                         IBJ BLENDED TOTAL RETURN FUND
                             IBJ CORE  EQUITY FUND
                          IBJ CORE FIXED INCOME FUND
                       EACH A SERIES OF IBJ FUNDS TRUST



                                January 28,2000


Provident Distributors, Inc.
Four Falls Corporate Center
West Conshohocken, PA 19428

Dear Sirs or Madams:

     This will confirm the agreement between IBJ Funds Trust (the "Trust") and Provident Distributors, Inc.(the "Distributor") as follows:

     1.  Definitions.  (a) The  Trust is an  open-end  management  investment
         -----------
company organized under the laws of the State of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust's shares of beneficial interest may be classified into series in which each series represents the entire undivided interests of a separate portfolio of assets. Each series may be divided into multiple classes. For all purposes of this Agreement and Plan, a "Fund" shall mean a separate portfolio of assets of the Trust which has entered into a Rule 12b-1 Distribution Plan and Agreement Supplement, and a "Series" shall mean the series of shares of beneficial interest representing undivided interests in a Fund. All references herein to this Agreement and Plan shall be deemed to be references to this Agreement and Plan as it may from time to time be supplemented by Rule 12b- 1 Distribution Plan and Agreement Supplements.

     (b) As permitted by Rule 12b-1 (the "Rule") under the Act, the Trust has adopted a Distribution Plan and Agreement (the "Plan") for the Service Class of Shares of each Fund pursuant to which the Trust may make certain payments to the Distributor for direct and indirect expenses incurred in connection with the distribution of shares of the Funds. The Trust's Board of Trustees has determined that there is a reasonable likelihood that the Plan, if implemented, will benefit each Fund and its shareholders.

     2.  Adoption of Plan. The Trust hereby adopts this Plan, and the parties
         ----------------
hereto enter into this Plan, on the terms and conditions specified herein.

     3.  Distribution-Related Fee.
         ------------------------
     (a) For Service Class shares, the Trust shall pay the Distributor on the first business day of each month in such an amount as the Distributor may have requested for distribution activities, provided that each such payment shall not exceed an annual rate of 0.25% of the average daily value of a Fund's net assets attributable to its Service Class shares (as determined on each business day at the time set forth in the Trust's currently effective prospectus for determining net asset value per share) during the preceding month in which the Plan is implemented.

     (b) For purposes of calculating the maximum of each such monthly fee, the value of a Fund's net assets shall be computed in the manner specified in the Trust's Declaration of Trust, and in the Trust's Prospectus or Prospectuses, as the same may be amended from time to time. All expenses incurred by the Trust hereunder shall be charged against the relevant Fund's assets. For purposes of this Plan, a "business day" is any day the New York Stock Exchange is open for trading.

     4.  Purposes of Payments.
         --------------------
     (a) The Distributor must use all amounts received under the Plan for (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions in connection with the distribution of shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or institution has a distributing relationship, (iv) costs of printing prospectuses, statements of additional information and other materials to be given or sent to prospective investors,
(v) such other similar services as the Board of Trustees determines to be reasonably calculated to result in the sale of shares of the Funds, (vi) costs of shareholder servicing and administrative services support which may be incurred by broker-dealers, banks or other financial institutions, and (vii) other direct and indirect distribution-related activities, including the provision of services with respect to maintaining the assets of the Funds.

     (b) The services rendered by the Distributor hereunder are in addition to the distribution and administrative services reasonably necessary for the
operation  of  the  Trust  and  the  Fund   pursuant  to  the Administrative
Services Agreement between the Trust and First Data Investor Services Group, Inc. and the Distribution Contract between the Trust and the Distributor, other than those services which are to be provided by the investment adviser pursuant to the Master Investment Advisory Agreement between the Trust and IBJ Schroder Bank & Trust Company.

     5.  Related Agreements.   All  other   agreements   relating  to  the
         ------------------
implementation of this Plan (the "related agreements") shall be in writing, and such related agreements shall be subject to termination, without penalty, on not more than sixty days' written notice to any other party to the agreement, in accordance with the provisions of clauses (a) and (b) of paragraph 9 hereof.

     6.  Approvals  by Trustees and Shareholders.  This Plan shall  become
         ---------------------------------------
effective upon approval by (a) a majority of the Board of Trustees of the Trust for each Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreements (the "Plan Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan, and (b) the holders of a majority of the outstanding securities of a Fund (as defined in the Act). Related agreements shall be subject to approval by the Trustees in the manner provided in clause
(a) of the preceding sentence.

     7.  Duration and Annual Approval by Trustees.  This Plan and any related
         ----------------------------------------
agreements shall continue in effect for a period of more than one year from the date of their adoption or execution, provided such continuances are approved annually by a majority of the Board of Trustees, including a majority of the Plan Trustees, pursuant to a vote east in person at a meeting called for the purpose of voting on the continuance of this Plan or any related agreement.

     8.  Amendments.  This Plan may be amended at any time with the approval of
         ----------
a majority of the Board of Trustees, provided that (a) any material amendment of this Plan must be approved by the Trustees in accordance with procedures set forth in paragraph 7 hereof, and (b) any amendment to increase materially the amount to be expended by a particular Fund pursuant to this Plan must also be approved by the vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the Act), provided that no approval shall be required in respect of a Rule 12b-1 Distribution Plan and Agreement Supplement entered into to add a Fund to those covered by this Plan (or to amend or terminate such supplement) by the holders of the outstanding voting securities of any Series other than that of such Fund.

     9.  Termination.  This Plan may be terminated at any time, without the
         -----------
payment of any penalty, by (a) the vote of a majority of the Plan Trustees or
(b) the vote of the holders of a "majority of the outstanding voting securities" of a Fund (as defined in the Act). If this Plan is terminated with respect to any Fund, it shall nonetheless remain in effect with respect to any remaining Funds.

     10. Selection and Nomination of Trustees.  While this Plan is in effect,
         ------------------------------------
the selection and nomination of the Trustees who are not "interested persons" of the Trust (as defined in the Act) shall be committed to the discretion of the Trustees then in office who are not "interested persons" of the Trust.

     11. Effect of  Assignment.  To the extent that this Plan  constitutes a
         ---------------------
plan of distribution adopted pursuant to the Rule, it shall remain in effect as such so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth herein, notwithstanding the occurrence of an assignment (as defined in the Act). To the extent this Plan concurrently constitutes an agreement relating to implementation of the plan of distribution, it shall terminate automatically in the event of its assignment, and the Trust may continue to make payments pursuant to this Plan only (a) upon the approval of the Board of Trustees in accordance with the procedures set forth in paragraph 7 hereof, and (b) if the obligations of the Distributor under this Plan are to be performed by any organization other than the Distributor, upon such organization's adoption and assumption in writing of all provisions of this Plan as party hereto.

     12. Quarterly  Reports to Trustees.  The Distributor  shall prepare and
         ------------------------------
furnish to the Board of Trustees, at least quarterly, a written report setting forth all amounts expended pursuant to this Plan and any related agreements and the purposes for which such expenditures were made. The written report shall include a detailed description of the continuing services provided by broker-dealers and other financial intermediaries pursuant to paragraph 4 of this Plan.

     13. Preservation  of Records.  The Trust shall preserve copies of this
         ------------------------
Plan, any related agreements and any reports made pursuant to this Plan for a period of not less than six years from the date of this Plan or any such related agreement or report. For the first two years, copies of such documents shall be preserved in an easily accessible place.

     14.  Limitations on Liability of Distributor.  The Distributor shall give
          ---------------------------------------
the Trust the benefit of the Sponsor's best judgment and efforts in rendering services under this Plan. As an inducement to the Distributor's undertaking to render these services, the Trust agrees that the Distributor shall not be liable under this Plan for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this Plan shall be deemed to protect or purport to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Distributor's duties under this Plan or by reason of the Distributor's reckless disregard of its obligations and duties hereunder.

     15.  Other Distribution-Related Expenditures.  Nothing in this Plan shall
          ---------------------------------------
operate or be construed to limit the extent to which the Distributor or any other person other than the Trust may incur costs and pay expenses associated with the distribution of Fund shares.

     16.  Miscellaneous. The Trust's Certificate of Trust, dated as of August
          -------------
25, 1994, as amended, is on file with the Secretary of State of the State of Delaware. The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property shall be bound.

         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.


Very truly yours,

IBJ FUNDS TRUST



By:___________________________
  Title:



PROVIDENT DISTRIBUTORS, INC.



By:___________________________
  Title:

                         IBJ BLENDED TOTAL RETURN FUND
                             IBJ CORE EQUITY FUND
                          IBJ CORE FIXED INCOME FUND
                                (Service Class)
                       Each A Series of IBJ Funds Trust



January 28, 2000


Provident Distributors, Inc.
Four Falls Corporate Center
West Conshohocken, PA 19428


     Rule 12b-1 Distribution Plan and Agreement Supplement


Dear Sirs or Madams:

     This will confirm the agreement between IBJ Funds Trust (the "Trust") and Provident Distributors, Inc. (the "Distributor") as follows:

     IBJ Blended Total Return Fund, IBJ Core Equity Fund and IBJ Core Fixed Income Fund (each a "Fund" and collectively, "the Funds") are each a series portfolio of the Trust which has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust and the Distributor have entered into a Rule 12b-1 Distribution Plan and Agreement, dated____________, _____ (as from time to time amended and supplemented, the "Master Agreement"), pursuant to which the Distributor has agreed to pay broker-dealers and other financial intermediaries for rendering certain distribution related services, as more fully set forth therein. Certain capitalized terms used without definition in this Supplement have the meaning specified in the Master Agreement.

     The Trust agrees with the Sponsor as follows:

     21. Adoption of Master Agreement. The Master Agreement is hereby adopted for the Funds. Each Fund shall be one of the "Funds" referral to in the Master Agreement; and its shares shall be a "Series" of shares as referred to therein.

     22. Payment of Fees. Payments pursuant to the Master Agreement and this Supplement are paid in accordance with paragraph 3 of the Master Agreement and at an annual rate not in excess of 0.25% of the average daily value of the net assets of the Service Class of each Fund.

     If the foregoing correctly sets forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof.



Very truly yours,

IBJ FUNDS TRUST



By:_________________________
  Title:


The foregoing Plan and Agreement is hereby agreed to as of the date hereof:

PROVIDENT DISTRIBUTORS, INC.



By:________________________
  Title:

        \/ Please fold and detach card at perforation before mailing \/


                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                January 28, 2000

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF IBJ FUNDS TRUST

The undersigned hereby appoints Michelle Whalen and Marc Schuman proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of the IBJ Blended Total Return Fund, IBJ Core Equity Fund and IBJ Core Fixed Income Fund (the "Funds"), each a series of IBJ Funds Trust (the "Trust"), to be held at 9:00 a.m. (Eastern time) on January 28, 2000, held at the offices of the Trust at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Funds, held by the undersigned at the close of business on December 7, 1999.


                Dated: __________________

                ______________________________________

                ______________________________________
                   [Signature(s) (if held jointly)]


                Please sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian, or corporate officer, please give your full title. If shares are held jointly, each shareholder should sign.
                                                                          IBJ

        \/ Please fold and detach card at perforation before mailing \/


                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                January 28, 2000

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF IBJ FUNDS TRUST

The undersigned hereby appoints Michelle Whalen and Marc Schuman proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of the IBJ Blended Total Return Fund, IBJ Core Equity Fund and IBJ Core Fixed Income Fund (the "Funds"), each a series of IBJ Funds Trust (the "Trust"), to be held at 9:00 a.m. (Eastern time) on January 28, 2000, held at the offices of the Trust at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Funds, held by the undersigned at the close of business on December 7, 1999.


                Dated: __________________

                ______________________________________

                ______________________________________
                   [Signature(s) (if held jointly)]


                Please sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian, or corporate officer, please give your full title. If shares are held jointly, each shareholder should sign.
                                                                          IBJ

        \/ Please fold and detach card at perforation before mailing \/



A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in a Fund at the close of business on December 7, 1999. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

                PLEASE VOTE BY CHECKING ONE OF THE BOXES BELOW.

PROPOSAL #1
To approve a new investment advisory agreement between IBJ Funds Trust and IBJ Whitehall Bank & Trust Company with respect to the Fund.

FOR |_|          AGAINST |_|          ABSTAIN |_|


PROPOSAL #2
To approve a 12b-1 Distribution Plan for the Fund.

FOR |_|          AGAINST |_|          ABSTAIN |_|


                                                                             IBJ

        \/ Please fold and detach card at perforation before mailing \/



A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in a Fund at the close of business on December 7, 1999. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

                PLEASE VOTE BY CHECKING ONE OF THE BOXES BELOW.

PROPOSAL #1
To approve a new investment advisory agreement between IBJ Funds Trust and IBJ Whitehall Bank & Trust Company with respect to the Fund.

FOR |_|          AGAINST |_|          ABSTAIN |_|


PROPOSAL #2
To approve a 12b-1 Distribution Plan for the Fund.

FOR |_|          AGAINST |_|          ABSTAIN |_|


                                                                             IBJ